   As filed with the Securities and Exchange Commission on November 13, 2000

================================================================================


                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934

      Date of Report (Date of earliest event reported):  November 8, 2000

                                  AMGEN INC.
            (Exact name of Registrant as specified in its charter)

           Delaware                                           95-3540776
(State or other jurisdiction of        000-12477          (I.R.S. Employer
incorporation or organization)    (Commission File No.)   Identification No.)

                              __________________

                            One Amgen Center Drive
                     Thousand Oaks, California 91320-1799
          (Address of Principal Executive Offices including Zip Code)

                                (805) 447-1000
             (Registrant's Telephone Number, Including Area Code)

Item 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

     On November 8, 2000, the Registrant publicly disseminated a press release updating the investment community on the Registrant's business and providing certain financial guidance.

     The foregoing description is qualified in its entirety by reference to the following document, which is incorporated herein by reference: the Registrant's Press Release dated November 8, 2000, a copy of which is attached hereto as
Exhibit 99.1.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

       (a)  Financial Statements.

            Not applicable.

       (b)  Pro Forma Financial Information.

            Not applicable.

       (c)  Exhibits.

            99.1  Registrant's Press Release dated November 8, 2000.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 13, 2000                  AMGEN INC.

                                        By:     /s/ Kathryn E. Falberg
                                                _______________________________
                                        Name:   Kathryn E. Falberg
                                        Title:  Senior Vice President, Finance
                                                and Corporate Development and
                                                Chief Financial Officer